UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 4, 2016

Prosperity bancshares, inc.

(Exact name of registrant as specified in its charter)

Texas	1-35388	74-2331986
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant's telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On January 4, 2016, Prosperity Bancshares, Inc. (“Prosperity”) issued a press release announcing the closing of the acquisition by Prosperity of Tradition Bancshares, Inc. A copy of Prosperity's press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

	Exhibit Number	Description of Exhibit

	99.1	Press Release issued by Prosperity Bancshares, Inc. dated January 4, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC.
(Registrant)

Dated: January 4, 2016	By:	/s/ Charlotte M. Rasche
Charlotte M. Rasche
Executive Vice President and General Counsel

exhibit index

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Prosperity Bancshares, Inc. dated January 4, 2016.